Exhibit 99.1

                             JOINT FILER SIGNATURES

                     MITCHELL PARTNERS, L.P.
                By:  J.E. Mitchell & Co., L.P., General Partner

                By:  /s/ James E. Mitchell                              3/14/06
                     ---------------------------------------------
                     ** Signature of Reporting Person                    Date
              Name:  James E. Mitchell
              Title  General Partner

                     J.E. MITCHELL & CO., L.P.
                By:  James E. Mitchell, General Partner

                By:  /s/ James E. Mitchell                              3/14/06
                     ---------------------------------------------
                     ** Signature of Reporting Person                    Date
              Name:  James E. Mitchell
              Title  General Partner

                     JAMES E. MITCHELL

                By:  /s/ James E. Mitchell                              3/14/06
                     ---------------------------------------------
                     ** Signature of Reporting Person                    Date
              Name:  James E. Mitchell